Strategic Partners Mutual Funds, Inc.

Strategic Partners Technology Fund

Prospectus and Statement of Additional Information dated March 1, 2004

Supplement dated July 23, 2004

Effective July 21, 2004, The Dreyfus Corporation replaced INVESCO Institutional (N.A.) as subadviser to the Strategic Partners Technology Fund.

The following replaces the section of the Prospectus entitled “Management of the Funds — The Sub-Advisors:”

The Dreyfus Corporation (“Dreyfus”) serves as Sub-advisor for the Strategic Partners Technology Fund. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

Mark Herskovitz is the portfolio manager of the Fund. Mr. Herskovitz also serves as the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997, and also serves as the primary portfolio manager of the Dreyfus Technology Growth Separate Account Portfolio. Additionally, he joined the Lighthouse Ashland Investments Growth equity management team as a portfolio manager in July 2003.

Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Corp. where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history.

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